UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 10, 2006

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01       CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Force Protection, Inc.  (the “Company”) has approved a change in auditors. At a meeting of the Audit Committee held on November 10, 2006, the Audit Committee approved the engagement of Elliott Davis, LLC to serve as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2007. In addition, the Audit Committee dismissed Jaspers + Hall, P.C. as the independent registered accounting firm of the Company effective upon completion of the audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2006.

During the years ended December 31, 2005 and 2004, and through November 16, 2006, the Company did not consult Elliott Davis, LLC regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Jaspers + Hall, P.C. on the Company’s consolidated financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2005 and 2004, and through November 16, 2006, there were no disagreements with Jaspers + Hall, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jaspers + Hall, P.C., would have caused Jaspers + Hall, P.C.  to make reference thereto in its reports on the Company’s consolidated financial statements for such years. During the years ended December 31, 2005 and 2004, and through November 16, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company.

The Company requested Jaspers + Hall, P.C. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Jaspers + Hall, P.C. to the United States Securities and Exchange Commission, dated November 16, 2006 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)
Date	November 16, 2006

/s/ Gordon McGilton
(Signature)

		Name:	Gordon McGilton
		Title:	Chief Executive Officer